                                                                   Exhibit 22.2

                           SUBSIDIARIES OF REGISTRANT

                                        ------------------
                                           GAINSCO, INC.

                                           75-1617013
                                             (Texas)
                                        ------------------

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GAINSCO Service     Agents Processing     General Agents       General Agents        Risk Retention
     Corp.            Systems, Inc.      Insurance Company    Premium Finance        Administrators
                                         of America, Inc.         Company                 Inc.

  75-2282846           75-1796560           75-1629914           75-1631637            75-2217958
    (Texas)              (Texas)            (Oklahoma)            (Texas)               (Nevada)
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                  *
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 GAINSCO County       MGA Premium          MGA Insurance     National Specialty    De la Torre Insurance     Lalande Financial
Mutual Insurance     Finance Company       Company, Inc.         Lines, Inc.           Adjusters, Inc.           Group, Inc.
     Company

   75-2447701          75-2371163           75-1767545           65-0125014              59-1909039              65-0544438
     (Texas)            (Texas)              (Texas)             (Florida)               (Florida)                (Florida)
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                                        ------------------
                                          MGA Agency, Inc.

                                           75-1622457
                                             (Texas)
                                        ------------------


*GAINSCO Service Corp. owns the charter and management contract, thereby giving it 100% control of GAINSCO County Mutual Insurance Company.